UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

bBooth, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Hancock Avenue, Suite 308 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 4, 2016, we sold, pursuant to private placement subscription agreements, an aggregate of 5,722,222 shares of our company’s common stock, at a price of $0.045 per share, for aggregate gross proceeds of $257,500 to four purchasers. One of the purchasers was a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”)) and an accredited investor (as that term is defined in Regulation D of the Securities Act). In issuing the shares to such person, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act. The Company did not engage in any general solicitation or advertising with regard to the issuance and sale of these securities and did not offer the securities to the public. Three of the purchasers were non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the securities were offered in an offshore transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the private placement subscription agreement is attached to this Form 8-K as Exhibit 10.1, and is incorporated by reference herein. The foregoing description of the private placement subscription agreement does not purport to be complete and is qualified in its entirety by reference to the securities purchase agreement.

Effective April 4, 2016, we issued 500,000 shares of our company’s common stock to James P. Geiskopf, a director of our company, as compensation for services provided and to be provided to our company during 2016. Mr. Geiskopf is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the shares to him, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act.

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Effective April 4, 2016, we issued a secured convertible note to Rory J. Cutaia, the Chief Executive Officer and a director of our company, in the amount of $343,325.56, which represents additional sums that Mr. Cutaia advanced to our company during the period from December 2015 through March 2016, and is addition to all pre-existing loans made by, and notes held by Mr. Cutaia. This note bears interest at the rate of 12% per annum, compounded annually. In consideration for Mr. Cutaia’s agreement to extend the repayment date to August 4, 2017, we granted Mr. Cutaia the right to convert up to 30% of the amount of the such note into shares of our company’s common stock at $0.07 per share and issued 2,452,325 share purchase warrants, exerciseable at $0.07 per share until April 4, 2019, which warrants represent 50% of the amount of such note. Mr. Cutaia is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the shares to him, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act. In connection with the issuance of this note, we entered into a security agreement whereby we granted security over all of our company’s assets as security for repayment of the note.

A copy of the form of the secured convertible note, the security agreement and the warrants are attached to this Form 8-K as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 respectively, and are incorporated by reference herein. The foregoing description of the secured convertible note, the security agreement and the warrants do not purport to be complete and are qualified in their entirety by reference to the secured convertible note, the security agreement and warrants.

Effective April 4, 2016, we also issued an unsecured convertible note payable to Mr. Cutaia in the amount of $121,875.00, which represents the amount of the accrued but unpaid salary owed to Mr. Cutaia for the period from December 2015 through March 2016. In consideration for Mr. Cutaia’s agreement to extend the payment date to August 4, 2017, we granted Mr. Cutaia the right to convert the amount of the such note into shares of our company’s common stock at $0.07 per share. This note bears interest at the rate of 12% per annum, compounded annually. Mr. Cutaia is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the shares to him, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act.

A copy of the form of unsecured convertible note is attached to this Form 8-K as Exhibit 10.5, and is incorporated by reference herein. The foregoing description of the unsecured convertible note does not purport to be complete and is qualified in its entirety by reference to the unsecured convertible note.

Effective April 4, 2016, we also issued an unsecured convertible note payable to Oceanside Strategies, Inc. (“Oceanside”) in the amount of $680,268.00. This note supersedes and replaces all previous notes and current liabilities due to Oceanside for sums Oceanside loaned to our company in 2014 and 2015. This note bears interest at the rate of 12% per annum, compounded annually. In consideration for Oceanside’s agreement to convert the prior notes from current demand notes and extend the maturity date to December 4, 2016, we granted Oceanside the right to convert up to 30% of the amount of such note into shares of our company’s common stock at $0.07 per share and issued 2,429,530 share purchase warrants, exerciseable at $0.07 per share until April 4, 2019, which warrants represent 25% of the amount of such note. We issued the note to Oceanside, a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

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A copy of the form of the unsecured convertible note and the warrants are attached to this Form 8-K as Exhibit 10.6 and Exhibit 10.7 respectively, and are incorporated by reference herein. The foregoing description of the unsecured convertible note and the warrants do not purport to be complete and are qualified in their entirety by reference to the unsecured convertible note and the warrants.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 4, 2016, we accepted the resignations of Peter Jensen and Michael Psomas from our company’s Board of Directors. Neither of the resignations was the result of any disagreement with our company.

As part of our continuing focus on marketing our ‘push-to-screen’ NOTIFI technology to social media and entertainment companies, we appointed Dan Fleyshman and Branden Hampton to our company’s Board of Advisors.

Mr. Fleyshman has been known as the youngest owner of a publicly-traded company, founder of firstslice.com and uwheels.com, and runs a charity called Model Citizen Fund that provides free backpacks with emergency supply items to the homeless. Mr. Fleyshman has acted as an angel investor or consultant for 14 companies to date, ranging from an “invisible text” mobile app to 321juice.com available today in Whole Foods. In May 2014, Mr. Fleyshman founded celebvidy.com which allows fans to purchase video greetings and pose questions directly to celebrities, athletes, fitness experts and business leaders.

Mr. Hampton, one of the largest independent social media publishers in the world, brings a wealth of experience from his successful career in Social Media Marketing. He co-founded California-based First Slice Media a content site that has done over 300,000,000 page views since its launch in April 2015. He also co-founded One Penny Ad Agency, a company that specializes in providing clients with various social media strategies for Twitter. The company counts over 32 million followers from the accounts that it owns and manages, and assists its clients with Social Media, Engagement, Influence, Impressions, Ad Serving, Content, Trending Topics, Analytics, Demographic targeting, and the Building of Followers.

Mr. Hampton personally supervises 24 Twitter accounts, representing in excess of 12 million followers in total. One example of his effective strategies is the project “@Notebook”, also known as “Notebook of Love”. In February 2011, over 30,000 followers were acquired in only three weeks, making it a striking illustration of the power of modern marketing. Today @Notebook is one of Twitter’s most active brands exceeding 5.6 million followers. Influential Media Group also provides assistance to celebrities, prominent athletes, music artists and bands, supporting with the development of strategies to effectively engage with followers.

ITEM 7.01	REGULATION FD DISCLOSURE.

Our presentation is furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

A copy of our press release dated April 8, 2016 is furnished with this current report on Form 8-K as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 on this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

10.1	Form of Private Placement Subscription Agreement
10.2	Form of 12% Secured Convertible Note Issued to Rory J. Cutaia
10.3	Form of Security Agreement Issued to Rory J. Cutaia in Connection with 12% Secured Convertible Note
10.4	Form of Warrant Agreement for Rory J. Cutaia
10.5	Form of 12% Unsecured Convertible Note issued to Rory J. Cutaia
10.6	Form of 12% Unsecured Convertible Note issued to Oceanside Strategies, Inc.
10.7	Form of Warrant Agreement for Oceanside Strategies, Inc.
99.1	Presentation
99.2	News release dated: April 8, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2016	bBOOTH, INC.
By: “Rory J. Cutaia”
/s/ Rory J. Cutaia	Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

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